Putnam
Diversified
Income
Trust

ANNUAL REPORT
September 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Morningstar Inc., an independent rating agency, awarded Putnam
  Diversified Income Trust's class A shares a 4-star rating for overall performance (based on the 3- and 5-year average annual returns) as of September 30, 1997. Only 22.5% of the 1,309 funds in Morningstar's fixed-income category receive 4 stars.*

CONTENTS

 4 Report from Putnam Management

10 Fund performance summary

15 Portfolio holdings

39 Financial statements

* Morningstar rates a fund relative to other funds with similar investment objectives based on the fund's 3-, 5-, and 10-year performance, adjusted for risk factors and sales charges. Ratings are updated monthly: 10% of funds receive 5 stars and 22.5% receive 4 stars. For the 3- and 5-year periods ended September 30, 1997, there were 1,309 and 713 funds in the fixed-income category; the fund received 4 stars for each respective period. Past performance is not indicative of future results. Performance of other share classes will vary.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam Diversified Income Trust ended fiscal 1997 with gratifyingly positive results derived from its globally diverse portfolio of fixed-income securities. The fund's carefully selected high-yield bond holdings led the charge during the period, but the protective role of the fund's more conservative sectors should not be overlooked. It is this diversification across a broad band of the risk/return spectrum that gives your fund's investment strategy much of its appeal.

Your fund's management team, with expertise as varied as the securities in which the fund invests, closely monitors the world's fixed-income markets, continually fine-tuning the portfolio and seeking attractive investment opportunities. In the following report, your fund's managers review performance in the fiscal year just ended and discuss prospects for fiscal 1998.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 19, 1997



Report from the Fund Managers
Kenneth J. Taubes, lead manager
Robert M. Paine
Michael Martino
D. William Kohli
Gail S. Attridge

Although the backdrop for investing in fixed-income securities around the world was generally favorable during the past 12 months, brief periods of volatility on the interest-rate and currency fronts as well as persistent inflation fears posed challenges for each of Putnam Diversified Income Trust's three investment sectors -- U.S. taxable investment-grade
(formerly the U.S. government sector), foreign, and high-yield bonds. Despite these episodes of turbulence, your fund was able to close fiscal 1997 with double-digit returns. For the 12 months ended September 30, 1997, class A shares returned a total of 10.86% at net asset value and 5.62% at public offering price. On pages 10 and 11 of this report, you'll find full performance details for all share classes.

Throughout the period, maximizing yield potential was the name of the game. As a result, we emphasized high-yield bonds and emerging-markets securities, which provided the lion's share of performance. Mortgage-backed securities proved the most worthwhile position in the U.S. investment-grade sleeve. Bonds in Europe's core markets also produced respectable gains in local terms, although conversion into U.S. dollars dampened the results.

* EXTENDING DURATION AND EMPHASIZING MORTGAGES WERE KEY STRATEGIES

Throughout the fiscal year, mortgage-backed securities were our primary focus in the U.S. investment-grade portion of your fund's portfolio for several reasons. To compensate investors for their prepayment risk -- which can dampen performance of mortgage-backed securities in a falling-rate environment -- these securities carry higher yields than most other U.S. government issues. This year, since interest rates remained relatively stable, prepayment risk was not an issue. For this reason as well as because of the favorable supply/demand dynamics, the fund's mortgage-backed holdings substantially outperformed Treasury securities.

While it's true the mortgage market faltered a bit in late summer because of declining interest rates and heightened prepayment fears, over the entire period your fund's mortgage-backed holdings contributed significantly to performance. Our concentration has been primarily in current-coupon mortgages, those whose coupons reflect current market rates. We also had some discount-coupon mortgages, which tend to experience less prepayment risk in a falling-rate environment because their coupons are below current market rates.

Your fund's Treasury holdings also performed well, particularly over the summer. We made a decision in the spring to extend duration and to position for the likelihood of declining bond yields and rising prices. We did this by emphasizing long-term Treasury bonds, a move that proved timely as the period progressed.

* TELECOMMUNICATIONS, BROADCASTING, CABLE ARE TOP PERFORMERS IN HIGH-YIELD
  SECTOR

The economic and business environment that prevailed during fiscal 1997 was ideal for U.S. corporate high-yield bonds. Extremely low default rates, powerful equity markets, steady demand, and continued brisk consolidation activity that often leads to credit upgrades fueled the portfolio's performance during the period.

Holdings in three industry sectors -- telecommunications, broadcasting, and cable -- dominated the fund's high-yield assets and contributed substantially to the fund's returns. Bonds of telecommunications companies in particular led the charge, bouncing back from price declines suffered in March, when they fell out of favor because of rising interest rates and investors' flight to quality. Confident in our research and choice of companies, we bolstered the fund's positions in many bonds during the weakness in this market sector. Thus, when bond prices recovered, the fund's rewards were substantial.

[GRAPHIC OMITTED: horizontal bar chart TOP FIVE COUNTRY ALLOCATIONS]

TOP FIVE COUNTRY ALLOCATIONS*

Germany                 5.2%

United Kingdom          4.5%

Mexico                  4.2%

France                  3.1%

Brazil                  2.6%

Footnote reads:
*Based on net assets as of 9/30/97. Holdings will vary over time.


In addition to the ongoing positive effects of deregulation in these industries, recent rulings favorable to competitive local exchange carriers (CLECs) as well as continued industry consolidation caused many holdings to appreciate substantially. Brooks Fiber Properties, which was recently purchased by WorldCom, NEXTEL Communications, Hyperion Telecommunication Corp., and American Communication Services Inc. have been notable performers. While these securities and others discussed in this report were viewed favorably during the period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

In broadcasting, we increased the fund's position in Echostar Communications and added several new issues such as Global Star that have proved their potential. We also increased the weighting in broadcasting preferred stocks such as SFX Broadcasting.

During the period's second half, we also increased exposure to foreign cellular and foreign dollar-based corporate bonds, particularly paper companies. Millicom International Cellular, Celcaribe, and McCaw are three companies profiting from the exploding worldwide demand for wireless communications. Paper companies are also presently experiencing a global rally and we've added holdings in Indonesia, including APP International Finance Company, and in the Philippines. We've also boosted the fund's position in issues such as Repap New Brunswick.

[GRAPHIC OMITTED: TOP 3 HOLDINGS PER SECTOR]

TOP 3 HOLDINGS PER SECTOR *

HIGH-YIELD BONDS
Transamerican Energy 144A senior discount notes stepped-coupon zero %, 2002
Midland Funding Corporation debentures, Series. A
11.75%, 2005
Cencall Communications Corporation senior discount notes stepped-coupon zero %, 2004

FOREIGN BONDS
Federal Republic of Germany bonds Series 97, 6.0%, 2007
France Treasury bill notes 4.38%, 2002
United Kingdom Treasury bonds 7.5%, 2006

U.S. investment-grade securities
GNMA, 7.5%, 2024-2027
GNMA, 8.5%, 2026-2027
GNMA, 7.5%, TBA

Footnote reads:
*These holdings represent 19.9% of the fund's net assets as of 9/30/97. Portfolio holdings will vary over time.

* EMERGING MARKETS PRODUCE SIGNIFICANT GAINS; FORAY INTO JAPANESE MARKET PROVES WORTHWHILE

On the international front, core European markets remained our area of concentration since the fiscal year's midpoint, although their performance in dollar terms has been a bit flat. Long-term bonds in Germany, Denmark, and France were our primary interest mainly because of the attractively steep yield curves present in these countries during this period. While our bond holdings performed well, the surge in value of the U.S. dollar relative to European currencies caused the fund's European holdings to provide low-to-flat dollar-adjusted returns.

Performance of the core markets was further overshadowed by the dramatic comeback staged by the higher-yielding peripheral markets of Spain, Italy, and Sweden in response to budget improvements and the probability of a broader European Economic and Monetary Union (EMU). We were not anticipating the strength of the rallies and, consequently, had kept exposure to the peripheral markets fairly low. On the currency front, we did employ hedging strategies in the Italian lire and Swedish krona against the German deutschemark; all proved effective.

We also maintained a significant weighting in the United Kingdom throughout much of the period. The United Kingdom has turned out to be the best-performing government bond market thus far in this calendar year. The Bank of England's recent independence and tighter monetary policy as well as further discussion of the possibility that the United Kingdom may enter EMU after all provided the catalyst that U.K. bonds needed to rally. Other positive dollar-bloc performance came from holding nondollar surrogates in Australia and Canada.

During the period's second half, we reversed our negative view on Japanese bonds and entered that market after a long period of avoidance. Signs of continued economic weakness in Japan and currency difficulties in Southeast Asia prompted our decision. By period's end, this foray had proved a worthwhile endeavor. In early spring, our dollar/yen currency hedges dampened the sleeve's returns, as the yen unexpectedly soared in value against the dollar. The yen has since declined and our currency hedges have allowed the fund to fully realize the positive results Japanese bonds recently posted in local terms.

We've increased your fund's emerging-markets exposure considerably since the outset of the fiscal year -- a strategy that has contributed substantially to performance. Lower risk premiums worldwide, improving fundamentals, increased global liquidity, and investors' appetite for yield have fueled the performance of many holdings. Top performers included issues in South Africa, Eastern Europe (including Russia and Bulgaria), Mexico, and Argentina.

* CAUTIOUS OPTIMISM PREVAILS ON ALL FRONTS

Going forward, we remain reasonably optimistic about the prospects for fixed-income securities around the world. Moderate economic growth, low inflation, relatively stable monetary policies, and increased fiscal responsibility on the part of many governments appear to bode well for bond investors in the months ahead. Of course, the sustainability of these ideal conditions bears close watching. Should adverse market conditions arise in any of the fund's investment sectors, we believe its broad charter will help us pursue the best opportunities the world has to offer, which, in turn, can help mitigate any volatility experienced by one or more sectors.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/97, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield corporate bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay principal and interest on the bonds. Investments in non-U.S. securities may be subject to certain risks such as currency fluctuations, economic instability, and political developments. Although the U.S. government guarantees the timely payment of principal and interest on some of the underlying securities, the value of the fund shares is not guaranteed and will fluctuate.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Diversified Income Trust is designed for investors seeking high current income consistent with capital preservation through U.S. government, investment grade, high-yield, and international fixed-income securities.

TOTAL RETURN FOR PERIODS ENDED 9/30/97

                                Class A         Class B         Class M
(inception date)               (10/3/88)       (3/1/93)        (12/1/94)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                      10.86%   5.62%  10.08%   5.08%  10.59%   7.01%
------------------------------------------------------------------------------
5 years                     53.02   45.77   47.39   45.40   50.98   46.06
Annual average               8.88    7.83    8.07    7.77    8.59    7.87
------------------------------------------------------------------------------
Life of fund               137.50  126.24  121.24  121.24  131.05  123.51
Annual average              10.10    9.51    9.23    9.23    9.76    9.36
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/97
                                      Salomon Bros.
                         Lehman Bros.   Non-U.S.   First Boston   Consumer
                          Aggregate    World Govt.  High Yield     Price
                          Bond Index   Bond Index      Index       Index
------------------------------------------------------------------------------
1 year                       9.71%       12.24%       15.72%        2.15%
------------------------------------------------------------------------------
5 years                     39.71        59.65        74.94        14.08
Annual average               6.92         9.81        11.84         2.67
------------------------------------------------------------------------------
Life of fund               118.29       106.42       177.53        34.56
Annual average               9.06         8.39        12.01         3.35
------------------------------------------------------------------------------
Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% for class A shares and 3.25% for class M shares.
One-, five-, and ten-year (when available) and life-of-fund returns for class B shares reflect the applicable contingent deferred sales charges
(CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment since 10/3/88

Plot points read:

              Fund's      Lehman Bros.
          class A shares   Aggregate       Consumer
  Year       at POP        Bond Trust    Price Index
10/3/88       9525           10000         10000
9/30/89      10129           11126         10434
9/30/90      10331           11968         11077
9/30/91      12544           13882         11452
9/30/92      14786           15624         11795
9/30/93      16686           17183         12112
9/30/94      16530           16629         12471
9/30/95      18496           18967         12788
9/30/96      20411           19896         13172
9/30/97      22624           21829         13456

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $22,124 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $23,105 ($22,351 at public offering price).
See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/97

                            Class A         Class B          Class M
------------------------------------------------------------------------------
Distributions (number)         12               12             12
------------------------------------------------------------------------------
Income                      $0.869           $0.777          $0.846
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                       --               --              --
------------------------------------------------------------------------------
Short-term                      --               --              --
------------------------------------------------------------------------------
   Total                    $0.869           $0.777          $0.846
------------------------------------------------------------------------------
Share value:                    NAV       POP      NAV      NAV      POP
------------------------------------------------------------------------------
9/30/96                      $12.29    $12.90   $12.24   $12.27   $12.68
------------------------------------------------------------------------------
9/30/97                       12.70     13.33    12.65    12.67    13.10
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate1         6.71%     6.39%    5.98%    6.54%    6.32%
------------------------------------------------------------------------------
Current 30-day SEC yield2      6.69      6.36     5.98     6.42     6.21
------------------------------------------------------------------------------
1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Aggregate Bond Index* is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Salomon Brothers Non-U.S. World Government Bond Index* is a market capitalization-weighted benchmark that tracks the performance of the government bond markets tracked by the Salomon Brothers World Government Bond Index, excluding the United States.

First Boston High Yield Index* is an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds. It includes over 180 issues with an average maturity range of 7 to 10 years.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund *

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust


PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Overseas Growth Fund

+ Closed to new investors. Some exceptions may apply. Contact Putnam for details.

 [DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants
For the fiscal year ended September 30, 1997

To the Trustees and Shareholders of
Putnam Diversified Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust, including the portfolio of investments owned, as of September 30, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                    Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 13, 1997



Portfolio of investments owned
September 30, 1997


CORPORATE BONDS AND NOTES (32.2%) *
PRINCIPAL AMOUNT                                                                                       VALUE

Advertising (0.2%)
------------------------------------------------------------------------------------------------------------
    $ 1,425,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                            $    1,560,375
      6,090,000  Lamar Advertising Co. 144A sr. sub. notes
                   8 5/8s, 2007                                                                    6,074,775
      1,130,000  Outdoor Comunications Inc. sr. sub. notes
                   9 1/4s, 2007                                                                    1,122,938
      2,840,000  Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006                               3,038,800
                                                                                              --------------
                                                                                                  11,796,888

Aerospace and Defense (0.6%)
------------------------------------------------------------------------------------------------------------
      4,400,000  Alliant Techsystems, Inc. sr. sub. notes 11 3/4s, 2003                            4,873,000
      9,350,000  BE Aerospace sr. notes 9 3/4s, 2003                                               9,817,500
      1,000,000  BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                                  1,075,000
      4,080,000  K&F Industries, Inc. sr. sub. notes Ser. B,
                   10 3/8s, 2004                                                                   4,620,600
      3,020,000  L-3 Communications Corp. 144A sr. sub. notes
                   10 3/8s, 2007                                                                   3,246,500
      2,000,000  Sequa Corp. med. term notes 10s, 2001                                             2,081,660
      2,405,000  Tracor, Inc. sr. sub. notes 8 1/2s, 2007                                          2,465,125
                                                                                              --------------
                                                                                                  28,179,385

Agriculture (0.4%)
------------------------------------------------------------------------------------------------------------
      7,046,000  PMI Holdings Corp. sub. disc. deb. stepped-coupon
                   Ser. B, zero % (11 1/2s, 9/1/00), 2005 ++                                       5,460,650
     11,378,517  Premium Standard Farms, Inc. sr. secd. notes
                   11s, 2003 [2 DBL. DAGGERS]                                                     12,516,369
                                                                                              --------------
                                                                                                  17,977,019

Apparel (0.2%)
------------------------------------------------------------------------------------------------------------
      1,135,000  GFSI, Inc. sr. sub. notes Ser. B, 9 5/8s, 2007                                    1,163,375
      2,500,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                     2,581,250
      4,955,000  Sassco Fashions Ltd. sr. notes 12 3/4s, 2004                                      5,252,300
      2,215,000  William Carter Co. 144A sr. sub. notes 12s, 2008                                  2,358,975
                                                                                              --------------
                                                                                                  11,355,900

Automotive Parts (0.5%)
------------------------------------------------------------------------------------------------------------
        985,000  A.P.S Inc. company guaranty 11 7/8s, 2006                                           916,050
      1,837,000  Aftermarket Technology Corp. sr. sub. notes
                   Ser. D, 12s, 2004                                                               2,048,255
      1,200,000  Cambridge Industries Inc. 144A sr. sub. notes
                   10 1/4s, 2007                                                                   1,254,000
      3,700,000  Harvard Industries Inc. sr. notes 11 1/8s, 2005
                   (In default) +                                                                  1,406,000
      1,145,000  Hawk Corp. sr. notes 10 1/4s, 2003                                                1,216,563
      1,890,000  Hayes Wheels International, Inc. 144A
                   sr. sub. notes 9 1/8s, 2007                                                     1,946,700
      8,700,000  Hayes Wheels International, Inc. 144A
                   sr. sub. notes 9 1/8s, 2007                                                     8,961,000
      5,700,000  Lear Corp. sub. notes 9 1/2s, 2006                                                6,241,500
      2,780,000  Safety Component International, Inc. 144A
                   sr. sub. notes 10 1/8s, 2007                                                    2,877,300
                                                                                              --------------
                                                                                                  26,867,368

Banks (0.8%)
------------------------------------------------------------------------------------------------------------
      1,965,000  Albank Capital Trust 144A company guaranty
                   9.27s, 2027                                                                     2,072,879
      6,425,000  Chevy Chase Savings Bank Inc. sub. deb.
                   9 1/4s, 2005                                                                    6,489,250
      2,425,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                      2,455,313
      1,315,000  Dime Capital Trust I bank guaranty Ser. A,
                   9.33s, 2027                                                                     1,420,871
      3,420,000  Espirto Santo Centrais 144A sr. notes 10s, 2007
                   (Luxembourg)                                                                    3,420,000
      5,150,000  First Nationwide Holdings sr. notes 12 1/2s, 2003                                 5,793,750
      1,330,000  Greenpoint Capital Trust I 144A company guaranty
                   9.1s, 2027                                                                      1,403,150
      2,145,000  North Fork Capital Trust I company guaranty
                   8.7s, 2026                                                                      2,243,992
      1,355,000  Ocwen Capital Trust I company guaranty
                   10 7/8s, 2027                                                                   1,437,994
      2,265,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                        2,514,150
      1,195,000  Onbank & Trust Co. company guaranty 9 1/4s, 2027                                  1,275,812
      2,540,000  Peoples Heritage Capital Trust company guaranty
                   Ser. B, 9.06s, 2027                                                             2,691,841
      2,400,000  Provident Capital Trust company guaranty
                    8.6s, 2026                                                                     2,439,192
      1,385,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                       1,422,035
      2,045,000  Sovereign Capital Trust 144A company guaranty
                   9s, 2027                                                                        2,140,788
      1,845,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                    2,002,415
                                                                                              --------------
                                                                                                  41,223,432

Basic Industrial Products (0.3%)
------------------------------------------------------------------------------------------------------------
      1,830,000  Astor Corp. 144A sr. sub. notes 10 1/2s, 2006                                     1,939,800
      4,700,000  Roller Bearing Co. 144A sr. sub. notes 9 5/8s, 2007                               4,805,750
      8,474,000  Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                                       9,745,100
                                                                                              --------------
                                                                                                  16,490,650
Broadcasting (2.1%)
------------------------------------------------------------------------------------------------------------
      3,565,000  Acme Television/Finance 144A sr. disc. notes
                   stepped-coupon zero % (10 7/8s 9/30/00), 2004 ++                                2,611,363
      4,880,000  Affinity Group Holdings sr. notes 11s, 2007                                       5,233,800
      5,875,000  Affinity Group Holdings sr. sub. notes 11 1/2s, 2003                              6,300,938
      2,800,000  Allbritton Communications sr. sub. deb.
                   Ser. B, 9 3/4s, 2007                                                            2,800,000
      2,385,000  Antenna TV S.A. 144A sr. notes 9s, 2007 (Greece)                                  2,396,925
      1,800,000  Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                               1,953,000
      1,945,000  Benedek Communications Corp. sr. disc. notes
                   stepped-coupon zero % (13 1/4s, 5/15/01), 2006 ++                               1,371,225
      6,860,000  Capstar Broadcasting sr. disc. notes stepped-
                   coupon zero % (12 3/4s, 2/1/02), 2009 ++                                        4,699,100
      2,890,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                  2,962,250
      1,665,000  Central European Media Enterprises Ltd.
                    sr. notes 9 3/8s, 2004                                                         1,669,163
        214,720  Citadel Broadcasting Co. 144A sr. notes
                   10 1/4s, 2007                                                                     230,824
      2,700,000  Citadel Broadcasting Inc. 144A 10 1/4s, 2007                                      2,902,500
     15,257,000  Comcast UK Cable, Ltd. deb. stepped-coupon
                   zero % (11.2s, 11/15/00), 2007 (Bermuda) ++                                    11,976,745
      9,135,000  Commodore Media, Inc. sr. sub. notes
                   stepped-coupon 7 1/2s, (13 1/4s,
                   5/1/98), 2003 ++                                                               10,048,500
      9,490,000  Fox/Liberty Networks LLC 144A sr. notes
                   8 7/8s, 2007                                                                    9,549,313
      1,500,000  Granite Broadcasting Corp. sr. sub. notes
                   10 3/8s, 2005                                                                   1,552,500
      7,237,000  Petracom Holdings, Inc. notes stepped-coupon
                   zero % (17 1/2s, 8/1/98), 2003 ++                                               6,947,520
      3,635,000  Radio One Inc. 144A sr. sub. notes stepped-coupon
                   7s, (12s, 5/1/00), 2004 ++                                                      3,489,600
      7,375,000  SFX Broadcasting, Inc. sr. sub. notes Ser. B,
                   10 3/4s, 2006                                                                   8,038,750
      7,000,000  Sinclair Broadcast Group, Inc. 144A
                   sr. sub. notes 9s, 2007                                                         6,965,000
      4,300,000  Spanish Broadcasting sr. notes Ser. B, 11s, 2004                                  4,697,750
      2,840,000  TCI Satellite Entertainment 144A sr. sub. notes
                   10 7/8s, 2007                                                                   2,982,000
      4,275,000  TV Azteca Sa De Cv sr. notes Ser. B,
                   10 1/2s, 2007 (Mexico)                                                          4,552,875
        970,000  TV Azteca Sa De Cv sr. notes Ser. A,
                   10 1/8s, 2004 (Mexico)                                                          1,020,925
                                                                                              --------------
                                                                                                 106,952,566

Building and Construction (0.4%)
------------------------------------------------------------------------------------------------------------
      7,060,000  Atrium Companies Inc. sub. notes 10 1/2s, 2006                                    7,342,400
      2,080,000  Cia Latino Americana 144A company guaranty
                   11 5/8s, 2004 (Argentina)                                                       2,199,600
      6,300,000  GS Superhighway Holdings 144A
                   sr. notes 10 1/4s, 2007                                                         6,315,750
      2,605,000  Presley Cos. sr. notes 12 1/2s, 2001                                              2,474,750
                                                                                              --------------
                                                                                                  18,332,500
Building Products (0.2%)
------------------------------------------------------------------------------------------------------------
      3,500,000  Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                                      4,226,250
      2,960,000  Nortek, Inc. sr. sub. notes 9 7/8s, 2004                                          3,026,600
      1,895,000  Waxman Industries Inc. sr. notes stepped-coupon
                   Ser. B, zero % (12 3/4s, 6/1/99), 2004 ++                                       1,648,650
                                                                                              --------------
                                                                                                   8,901,500

Buses (0.3%)
------------------------------------------------------------------------------------------------------------
        810,000  Atlantic Express, Inc. 144A company guaranty
                   10 3/4s, 2004                                                                     858,600
      4,115,000  Blue Bird Body Co. sr. sub. notes Ser. B,
                   10 3/4s, 2006                                                                   4,413,338
      9,740,000  Consorcio/MCII Holdings sec. notes
                   stepped-coupon zero % (12s, 11/15/98),
                   2002 ++                                                                         8,887,750
                                                                                              --------------
                                                                                                  14,159,688

Business Services (0.2%)
------------------------------------------------------------------------------------------------------------
      1,355,000  Axiohm Transactions Solutions 144A sr. sub.
                   notes 9 3/4s, 2007                                                              1,371,938
      4,800,000  Corporate Express, Inc. sr. sub. notes
                   Ser. B, 9 1/8s, 2004                                                            4,896,000
      1,505,000  Outsourcing Solutions, Inc. sr. sub. notes
                   Ser. B, 11s, 2006                                                               1,670,550
      1,380,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                   1,552,500
      1,655,000  Williams Scoutman Inc. 144A sr.notes 9 7/8s, 2007                                 1,667,413
                                                                                              --------------
                                                                                                  11,158,401

Cable Television (2.0%)
------------------------------------------------------------------------------------------------------------
     15,602,090  Adelphia Communications Corp. sr. notes 9 1/2s,
                   2004 [2 DBL. DAGGERS]                                                          15,368,059
     16,120,000  American Telecasting, Inc. sr. disc. notes stepped-coupon
                   zero % (14 1/2s, 8/15/00), 2005 ++                                              5,480,800
      6,500,000  Cablevision Systems Corp. sr. sub. deb.
                   10 1/2s, 2016                                                                   7,377,500
      2,950,000  Charter Communications International, Inc. sr. notes
                   Ser. B, 11 1/4s, 2006                                                           3,245,000
      8,555,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                   (United Kingdom) ++                                                             5,571,444
     12,000,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                   (United Kingdom) ++                                                             8,985,000
      4,240,903  Falcon Holdings Group, Inc. sr. sub. notes
                   11s, 2003 [2 DBL. DAGGERS]                                                      4,410,539
      3,820,000  FrontierVision Holdings LP 144A sr. discount notes stepped coupon zero % (11 7/8s, 9/15/01),
                   2007 ++                                                                         2,597,600
     16,600,000  Grupo Televisa S.A. sr. disc. notes stepped-coupon zero %
                   (13 1/4s, 5/15/01), 2008 (Mexico) ++                                           12,367,000
      9,475,000  Grupo Televisa S.A. 144A sr. notes 11 7/8s, 2006
                   (Mexico)                                                                       10,801,500
      4,090,000  Heartland Wireless Communications, Inc. sr. notes
                   Ser. B, 14s, 2004                                                               1,840,500
      1,040,000  Heartland Wireless Communications, Inc.
                   sr. notes 13s, 2003                                                               416,000
        950,000  Heartland Wireless Communications, Inc. sr. notes
                   Ser. D, 13s, 2003                                                                 389,500
      6,490,000  Marcus Cable Co. (L.P.) sr. disc. notes stepped-
                   coupon zero % (14 1/4s, 6/15/00), 2005 ++                                       5,386,700
      3,640,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-
                   coupon zero % (13 1/2s, 8/1/99), 2004 ++                                        3,280,550
     14,235,000  UIH Australia/Pacific, Inc. sr. disc. notes stepped-
                   coupon Ser. B, zero % (14s, 5/15/01), 2006
                   (Australia) ++                                                                 10,213,613
                                                                                              --------------
                                                                                                  97,731,305

Cellular Communications (2.4%)
------------------------------------------------------------------------------------------------------------
      5,540,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-
                   coupon zero % (9.27s, 8/15/02), 2007
                   (Canada) ++                                                                     3,691,025
     24,685,000  Cencall Communications Corp. sr. disc.
                   notes stepped-coupon zero % (10 1/8s,
                   1/15/99), 2004 ++                                                              21,784,513
      5,270,000  Comcast Cellular 144A sr. notes 9 1/2s, 2007                                      5,507,150
     12,400,000  Comunicacion Cellular bonds stepped-coupon
                   zero % (13 1/8s, 11/15/00), 2003 (Colombia) ++                                  9,610,000
      6,500,000  Dial Call Communications, Inc. sr. disc. notes
                   stepped-coupon Ser. B, zero % (10 1/4s,
                   12/15/98), 2005 ++                                                              5,801,250
     11,650,000  Dobson Communications Corp. sr. notes 11 3/4s, 2007                              11,577,188
      1,465,000  Grupo Iusacell S.A. 144A sr. notes
                   10s, 2004 (Mexico)                                                              1,516,275
      6,030,000  Interact Systems, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (14s, 8/1/99), 2003 ++                                    2,412,000
      7,650,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                   (12s, 5/1/01), 2006 ++                                                          5,221,125
      9,000,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                   (12s, 2/1/01), 2006 ++                                                          6,210,000
      2,780,000  International Wireless Communications, Inc. sr. disc.
                   notes zero %, 2001                                                              1,584,600
     14,715,000  McCaw International Ltd sr. discount notes stepped
                   coupon zero % (13s, 4/15/02), 2007 ++                                           8,865,788
     24,590,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                   (Luxembourg) ++                                                                19,057,250
     18,540,000  NEXTEL Communications, Inc. 144A sr. disc. notes stepped-coupon zero % (10.65s, 9/15/02),
                   2007 ++                                                                        11,425,275
      2,400,000  Pricellular Wireless Corp. sr. disc. notes
                   stepped-coupon zero % (12 1/4s,
                   10/1/98), 2003 ++                                                               2,376,000
      3,795,000  Sygnet Wireless, Inc. sr. notes 11 1/2s, 2006                                     4,041,675
      1,500,000  Western Wireless Corp. sr. sub. notes 10 1/2s, 2007                               1,571,250
                                                                                              --------------
                                                                                                 122,252,364

Chemicals (1.0%)
------------------------------------------------------------------------------------------------------------
      6,650,000  Acetex Corp. sr. notes 9 3/4s, 2003 (Canada)                                      6,882,750
      1,500,000  Harris Chemical Corp. sr. sub. notes 10 3/4s, 2003                                1,548,750
      4,690,000  Huntsman Corp. 144A sr. sub. notes
                   FRN 9.187s, 2007                                                                4,865,875
      8,000,000  ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                 8,640,000
      3,630,000  NL Industries, Inc. sr. notes stepped-coupon
                   zero % (13s, 10/15/98), 2005 ++                                                 3,530,175
      1,315,000  Pioneer Americas Acquisition 144A sr. notes
                   9 1/4s, 2007                                                                    1,308,425
     13,505,000  Polytama International notes 11 1/4s, 2007                                       13,133,613
      4,450,000  Sterling Chemicals Holdings sr. disc. notes
                   stepped-coupon zero % (13 1/2s, 8/15/01),
                   2008 ++                                                                         3,137,250
      2,710,000  Sterling Chemicals Inc. sr. sub. notes
                   Ser. A, 11 1/4s, 2007                                                           2,960,675
      2,900,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                     2,918,125
                                                                                              --------------
                                                                                                  48,925,638

Computer Services (--%)
------------------------------------------------------------------------------------------------------------
      1,635,000  DecisionOne Corp. sr. sub. notes 9 3/4s, 2007                                     1,708,575

Computer Software (--%)
------------------------------------------------------------------------------------------------------------
      2,700,000  Computervision Corp. sr. sub. notes 11 3/8s, 1999                                 2,160,000

Conglomerates (--%)
------------------------------------------------------------------------------------------------------------
      1,820,000  MacAndrews & Forbes Holdings, Inc. sub. deb.
                   notes 13s, 1999                                                                 1,826,825

Consumer Durable Goods (0.1%)
------------------------------------------------------------------------------------------------------------
      1,325,000  Coleman Escrow Corp. 144A sr. disc.
                   notes zero %, 2001                                                                798,313
      4,030,000  Remington Products Co. sr. sub. notes
                   Ser. B, 11s, 2006                                                               3,385,200
                                                                                              --------------
                                                                                                   4,183,513

Consumer Non Durables  (0.1%)
------------------------------------------------------------------------------------------------------------
      3,285,000  Viasystems Inc. 144A sr. sub. notes 9 3/4s, 2007                                  3,416,400

Consumer Products (--%)
------------------------------------------------------------------------------------------------------------
      1,315,000  Hedstrom Corp. 144A sr. sub. notes 10s, 2007                                      1,341,300

Consumer Services (0.1%)
------------------------------------------------------------------------------------------------------------
      2,747,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                    3,042,303

Containers (0.5%)
------------------------------------------------------------------------------------------------------------
      3,490,000  Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                                 3,743,025
      9,250,000  Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                                 9,943,750
        845,000  Printpack, Inc. sr. sub. notes Ser. B, 10 5/8s, 2006                                911,544
      1,400,000  Radnor Holdings Inc. sr. notes 10s, 2003                                          1,449,000
      7,095,000  Vicap SA. 144A company guaranty 11 3/8s, 2007                                     7,875,450
                                                                                              --------------
                                                                                                  23,922,769

Cosmetics (0.1%)
------------------------------------------------------------------------------------------------------------
      1,225,000  French Fragrances, Inc. sr. notes Ser. B.,
                   10 3/8s, 2007                                                                   1,274,000
      7,500,000  Revlon Worldwide Corp. sr. disc. notes
                   Ser. B, zero %, 2001                                                            5,456,250
                                                                                              --------------
                                                                                                   6,730,250

Electric Utilities (1.2%)
------------------------------------------------------------------------------------------------------------
      7,075,000  AES China Generating Co. sr. notes
                   10 1/8s, 2006 (China)                                                           7,446,438
      2,800,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                                 3,036,292
      8,602,000  First PV Funding deb. 10.15s, 2016                                                9,155,453
     24,320,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                 28,865,408
      1,585,000  Midland Funding Corp. deb. Ser. B, 13 1/4s, 2006                                  2,003,408
      3,490,000  Niagara Mohawk Power Corp. med. term
                   notes 9.99s, 2004                                                               3,558,544
      2,667,779  Northeast Utilities System notes Ser. A, 8.58s, 2006                              2,644,837
      2,653,846  Northeast Utilities System notes Ser. B, 8.38s, 2005                              2,689,010
                                                                                              --------------
                                                                                                  59,399,390

Electronics (0.6%)
------------------------------------------------------------------------------------------------------------
      1,900,000  Argo-Tech Corp. 144A sr. sub. notes 8 5/8s, 2007                                  1,904,750
      4,405,000  Celestica International Ltd. 144A sr. sub. notes
                   10 1/2s, 2006 (Canada)                                                          4,762,906
      1,966,313  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                  2,008,097
      2,086,788  Cirent Semiconductor 144A sr. sub. notes
                   10.14s, 2004                                                                    2,133,741
      2,760,000  DII Group, Inc. 144A sr. sub. notes 8 1/2s, 2007                                  2,763,450
      1,585,000  HCC Industries, Inc. 144A sr. sub. notes
                   10 3/4s, 2007                                                                   1,680,100
        700,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                         742,000
      4,715,000  Motors and Gears, Inc. sr. notes Ser. B, 10 3/4s, 2006                            5,045,050
      2,465,000  Therma-Wave Inc. 144A sr. notes 10 5/8s, 2004                                     2,662,200
      4,920,000  Wavetek Corp. 144A sr. sub. notes 10 1/8s, 2007                                   5,116,800
                                                                                              --------------
                                                                                                  28,819,094

Energy-Related (0.2%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Calpine Corp. sr. notes 10 1/2s, 2006                                             1,087,500
      1,900,000  Calpine Corp. sr. notes 9 1/4s, 2004                                              1,957,000
      9,660,000  Panda Global Energy Co. 144A sr. notes
                   12 1/2s, 2004                                                                   9,418,500
                                                                                              --------------
                                                                                                  12,463,000
Entertainment (0.1%)
------------------------------------------------------------------------------------------------------------
      2,850,000  Six Flags Corp. sr. sub. notes stepped-coupon
                   zero % (12 1/4s, 6/15/98), 2005 ++                                              2,971,125

Environmental Control (0.2%)
------------------------------------------------------------------------------------------------------------
      3,645,000  Allied Waste Industries, Inc. company guaranty
                   10 1/4s, 2006                                                                   3,991,275
      7,270,000  Allied Waste Industries, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (11.3s, 6/1/02), 2007 ++                                  4,925,425
                                                                                              --------------
                                                                                                   8,916,700

Financial Services (1.0%)
------------------------------------------------------------------------------------------------------------
      6,120,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                      6,242,400
      1,500,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                    1,481,145
      1,425,000  Colonial Capital I 144A company guaranty
                   8.92s, 2027                                                                     1,466,414
     17,795,000  Federal National Mortgage Association
                   Ser. E, 6 3/8s, 2007                                                           13,071,140
      4,455,000  Imperial Credit Industries, Inc. sr. notes
                   9 7/8s, 2007                                                                    4,499,550
      6,130,000  Imperial Credit Capital Trust I 144A company
                   guaranty 10 1/4s, 2002                                                          6,252,600
      2,335,000  Intertek Finance PLC 144A sr. sub. notes
                   10 1/4s, 2006                                                                   2,457,588
      2,890,000  Investors Capital Trust I company guaranty
                   Ser. B, 9.77s, 2027                                                             3,076,044
      2,800,000  Local Financial Corp. 144A sr. notes 11s, 2004                                    2,940,000
      4,055,000  Resource America Inc. 144A bonds 12s, 2004                                        4,247,613
      2,750,000  SRI Receivables Purchase 144A 12 1/2s, 2000                                       2,887,500
                                                                                              --------------
                                                                                                  48,621,994

Food Chains (0.6%)
------------------------------------------------------------------------------------------------------------
      9,260,000  Ameriserve Food Co. 144A sr. sub. notes
                   10 1/8s, 2007                                                                   9,630,400
      3,955,000  Fleming Companies, Inc. 144A sr. sub. notes
                   10 1/2s, 2004                                                                   4,093,425
      2,640,000  Nebco Evans Holding Co. 144A sr. disc. notes
                   stepped-coupon zero % (12 3/8s, 7/15/02),
                   2007 ++                                                                         1,663,200
     12,475,000  Stater Brothers sr. notes 11s, 2001                                              13,722,500
                                                                                              --------------
                                                                                                  29,109,525

Food and Beverages (0.1%)
------------------------------------------------------------------------------------------------------------
      1,885,000  Canandaigua Wine Co. sr. sub. notes
                   Ser. C, 8 3/4s, 2003                                                            1,913,275
      3,000,000  Chiquita Brands cv. sr. notes 9 5/8s, 2004                                        3,127,500
        660,000  Windy Hill Pet Food Co. 144A sr. sub. notes
                   9 3/4s, 2007                                                                      683,100
                                                                                              --------------
                                                                                                   5,723,875
Gaming (2.0%)
------------------------------------------------------------------------------------------------------------
      3,065,000  Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                                         3,065,000
      8,735,000  Autotote Corp. 144A sr. notes 10 7/8s, 2004                                       9,084,400
      6,785,000  Coast Hotels & Casinos, Inc. company
                   guaranty Ser. B, 13s, 2002                                                      7,650,088
      8,804,200  Colorado Gaming & Entertainment Co.
                   sr. notes 12s, 2003                                                             9,596,578
      7,650,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                    8,376,750
      2,085,000  Isle of Capri Black Hawk LLC 144A
                   1st mortgage 13s, 2004                                                          2,105,850
     11,875,000  Lady Luck Gaming Corp. 1st mtge. 11 7/8s, 2001                                   11,845,313
      9,593,000  Louisiana Casino Cruises Corp. 1st mtge.
                   11 1/2s, 1998                                                                   9,688,930
      9,250,000  Mohegan Tribal Gaming Auth. sr. notes
                   Ser. B, 13 1/2s, 2002                                                          12,071,250
      2,000,000  PRT Funding Corp. sr. notes 11 5/8s, 2004                                         1,640,000
      6,000,000  Sun International Hotels Ltd. company
                   guaranty 9s, 2007                                                               6,195,000
      2,500,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                2,425,000
      3,456,000  Trump Castle Funding Corp. notes 11 1/2s, 2000                                    3,490,560
     11,475,000  Trump Holdings & Funding Corp. sr. notes
                   15 1/2s, 2005                                                                  13,397,063
                                                                                              --------------
                                                                                                 100,631,782

Health Care (0.9%)
------------------------------------------------------------------------------------------------------------
      4,305,000  Genesis Eldercare 144A sr. sub. notes 9s, 2007                                    4,283,475
      1,235,000  Genesis Health Ventures, Inc. sr. sub.
                   notes 9 1/4s, 2006                                                              1,262,788
      4,395,000  IMED Corp. 144A sr. sub. notes 9 3/4s, 2006                                       4,526,850
      7,000,000  Integrated Health Services, Inc. 144A
                   sr. sub. notes 9 1/4s, 2008                                                     7,105,000
      5,000,000  Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                                5,550,000
      9,195,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                    9,493,838
      5,105,000  Sun Healthcare Group Inc. 144A sr. sub. notes
                   9 1/2s, 2007                                                                    5,245,388
      4,375,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                4,528,125
      2,105,000  Urohealth Systems, Inc. 144A sr. sub. notes
                   12 1/2s, 2004                                                                   2,089,213
                                                                                              --------------
                                                                                                  44,084,677

Insurance (0.1%)
------------------------------------------------------------------------------------------------------------
      3,000,000  Reliance Group Holdings, Inc. sr. sub. deb.
                   9 3/4s, 2003                                                                    3,174,180

Lodging (0.3%)
------------------------------------------------------------------------------------------------------------
      6,300,000  Host Marriott Travel Plaza sr. notes Ser. B,
                   9 1/2s, 2005                                                                    6,662,250
      4,500,000  John Q Hammons Hotels, Inc. 1st mtge.
                   9 3/4s, 2005                                                                    4,713,750
      4,060,000  Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                   4,293,450
                                                                                              --------------
                                                                                                  15,669,450
Medical Supplies and Devices (0.2%)
------------------------------------------------------------------------------------------------------------
      5,300,000  Dade International, Inc. sr. sub. notes Ser. B,
                   11 1/8s, 2006                                                                   5,969,125
      4,915,000  Wright Medical Technology, Inc. 144A 11 3/4s, 2000                                5,037,875
                                                                                              --------------
                                                                                                  11,007,000

Metals and Mining (0.4%)
------------------------------------------------------------------------------------------------------------
      1,140,000  Acindar Industria Argentina de Aceros S.A. bonds
                   11 1/4s, 2004 (Argentina)                                                       1,238,325
      2,925,000  Anker Coal Group, Inc. 144A sr. notes 9 3/4s, 1997                                2,968,875
      2,705,000  Continental Global Group sr. notes Ser. B, 11s, 2007                              2,894,350
      3,030,000  Maxxam Group Holdings Inc. sr. notes
                   Ser. B, 12s, 2003                                                               3,272,400
      9,100,000  Murrin Murrin Holdings 144A sr. notes
                   9 3/8s, 2007 (Australia)                                                        9,191,000
        650,000  Royal Oak Mines, Inc. company guaranty
                   Ser. B, 11s, 2006 (Canada)                                                        627,250
                                                                                              --------------
                                                                                                  20,192,200

Motion Picture Distribution (0.4%)
------------------------------------------------------------------------------------------------------------
      7,620,000  Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003                               8,153,400
      4,515,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                               4,560,150
      2,496,300  Cinemark Mexico USA notes Ser. B, 13s, 2003
                   (Mexico) [2 DBL. DAGGERS]                                                       2,496,300
         86,900  Cinemark Mexico USA notes Ser. D, 13s, 2003
                   (Mexico) [2 DBL. DAGGERS]                                                          86,900
      4,780,000  Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008                            4,917,425
                                                                                              --------------
                                                                                                  20,214,175

Oil and Gas (2.2%)
------------------------------------------------------------------------------------------------------------
     10,930,000  Abraxas Petroleum Corp. 144A sr. notes
                   Ser. B, 11 1/2s, 2004                                                          11,913,700
      5,000,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                      5,500,000
      3,750,000  Chesapeake Energy Corp. sr. notes 10 1/2s, 2002                                   3,975,000
      4,530,000  Cliffs Drilling Co. company guaranty
                   Ser. B, 10 1/4s, 2003                                                           4,926,375
      2,720,000  Coho Energy, Inc. sr. sub. notes 8 7/8s, 2007                                     2,713,200
      6,230,000  Costilla Energy, Inc. sr. notes 10 1/4s, 2006                                     6,401,325
      4,000,000  Dailey Petroleum Services Corp. 144A
                   company guaranty 9 3/4s, 2007                                                   4,160,000
      2,025,000  DI Industries Inc. sr. notes 8 7/8s, 2007                                         2,080,688
      5,030,000  Maxus Energy Corp. notes 9 7/8s, 2002                                             5,280,293
        950,000  Maxus Energy Corp. notes 9 1/2s, 2003                                               995,125
      4,490,000  Maxus Energy Corp. notes 9 3/8s, 2003                                             4,844,845
      2,100,000  Parker Drilling Corp. sr. notes Ser. B, 9 3/4s, 2006                              2,236,500
      1,950,000  Pride Petroleum Services, Inc. 9 3/8s, 2007                                       2,086,500
      1,055,000  Texas Petrochemical Corp. sr. sub. notes
                   11 1/8s, 2006                                                                   1,149,950
     36,475,000  Transamerican Energy 144A sr. disc. notes
                   stepped-coupon zero % (13s 6/01/99), 2002 ++                                   28,997,625
     14,465,000  Transamerican Energy 144A sr. notes 11 1/2s, 2002                                14,356,513
      5,152,000  TransTexas Gas Corp. 144A sr. sub. notes
                   13 3/4s, 2001                                                                   5,899,040
      1,325,000  Wiser Oil Co. 144A sr. sub. notes 9 1/2s, 2007                                    1,278,625
                                                                                              --------------
                                                                                                 108,795,304

Packaging and Containers (0.1%)
------------------------------------------------------------------------------------------------------------
      3,290,000  Huntsman Packaging Corp. 144A sr. sub. notes
                   9 1/8s, 2007                                                                    3,364,025

Paging (0.6%)
------------------------------------------------------------------------------------------------------------
      5,480,000  Arch Communications Group sr. disc. notes stepped-
                   coupon zero % (10 7/8s, 3/15/01), 2008 ++                                       3,630,500
      8,915,000  Mobile Telecommunications Tech. sr. notes
                   13 1/2s, 2002                                                                  10,118,525
      9,450,000  Pagemart Nationwide, Inc. sr. disc. notes stepped-
                   coupon zero % (15s, 2/1/00), 2005 ++                                            7,654,500
      1,600,000  Paging Network, Inc. sr. sub. notes 10 1/8s, 2007                                 1,672,000
      4,750,000  Paging Network, Inc. sr. sub. notes 10s, 2008                                     4,916,250
      1,000,000  Pronet, Inc. sr. sub. notes 11 7/8s, 2005                                         1,060,000
                                                                                              --------------
                                                                                                  29,051,775

Paper and Forest Products (1.7%)
------------------------------------------------------------------------------------------------------------
      2,950,000  APP Finance II Mauritius Ltd. bonds 12s, 2049 stepped-
                   coupon zero % (12s, 2/14/04), 2049 (Indonesia)                                  3,001,625
     10,500,000  APP International Finance Co. notes
                   11 3/4s, 2005 (Netherlands)                                                    11,300,625
      3,185,000  Domtar, Inc. deb. 9 1/2s, 2016 (Canada)                                           3,419,639
     10,195,000  Florida Coast Paper LLC 1st mtge. Ser. B,
                   12 3/4s, 2003                                                                  11,087,063
     14,410,000  Indah Kiat Financial Mauritius 144A company
                   guaranty 10s, 2007 (Indonesia)                                                 14,085,775
      5,295,000  Pindo Deli Finance Mauritius Ltd. 144A company
                   guaranty 11 3/4s, 2017 (India)                                                  5,440,613
     12,305,000  Pindo Deli Finance Mauritius Ltd. 144A company
                   guaranty 10 3/4s, 2007 (India)                                                 12,551,100
     10,660,000  PT Pabrik Kertas Tjiwi Kimia 144A company
                   guaranty 10s, 2004 (Indonesia)                                                 10,446,800
      5,540,000  Repap New Brunswick sr. notes
                   10 5/8s, 2005 (Canada)                                                          5,456,900
      2,000,000  Repap New Brunswick sr. notes
                   9 7/8s, 2000 (Canada)                                                           2,040,000
      3,750,000  Riverwood International Corp. company
                   guaranty 10 1/4s, 2006                                                          3,843,750
      2,800,000  Stone Container Corp. sr. notes 11 7/8s, 2016                                     3,094,000
                                                                                              --------------
                                                                                                  85,767,890
Pharmaceuticals and Biotechnology (0.1%)
------------------------------------------------------------------------------------------------------------
      4,020,000  ICN Pharmaceuticals, Inc. 144A sr. notes
                   9 1/4s, 2005                                                                    4,221,000

Publishing (0.2%)
------------------------------------------------------------------------------------------------------------
      3,410,000  Garden State Newspapers 144A sr. sub. notes
                   8 3/4s, 2009                                                                    3,435,575
      1,745,000  Hollinger International Publishing, Inc. company
                   guaranty 8 5/8s, 2005                                                           1,797,350
      2,925,000  Von Hoffman Press Inc. 144A sr. sub. notes
                   10 3/8s, 2007                                                                   3,100,500
                                                                                              --------------
                                                                                                   8,333,425

REIT's (Real Estate Investment Trust) (0.1%)
------------------------------------------------------------------------------------------------------------
      5,370,000  HMH Properties, Inc. 144A sr. notes 8 7/8s, 2007
                   (Canada)                                                                        5,517,675

Railroads (0.2%)
------------------------------------------------------------------------------------------------------------
      4,420,000  TFM S.A. de C.V. 144A company guaranty 10 1/4s,
                   2007 (Mexico)                                                                   4,663,100
      7,900,000  TFM S.A. de C.V. 144A company guaranty
                   stepped-coupon zero % (11 3/4s,6/15/02),
                   2009 (Mexico) ++                                                                5,214,000
                                                                                              --------------
                                                                                                   9,877,100

Recreation (--%)
------------------------------------------------------------------------------------------------------------
     2,570,621   Elsinore Corp. 144A exch. 1st mortgage
                   11 1/2s, 2000                                                                   2,467,797

Restaurants (--%)
------------------------------------------------------------------------------------------------------------
     2,200,000   FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                               2,354,000

Retail (0.3%)
------------------------------------------------------------------------------------------------------------
     4,000,000   Brylane (L.P.) sr. sub. notes 10s, 2003                                           4,260,000
     2,900,000   Mothers Work, Inc. sr. notes 12 5/8s, 2005                                        3,161,000
     1,680,000   NBTY,  Inc. 144A sr. sub. notes 8 5/8s, 2007                                      1,671,600
     4,900,000   Shoppers Food Warehouse 144A sr. notes
                   9 3/4s, 2004                                                                    5,022,500
                                                                                              --------------
                                                                                                  14,115,100

Satellite Services (1.0%)
------------------------------------------------------------------------------------------------------------
    11,000,000   Echostar DBS Corp. 144A company guaranty
                   12 1/2s, 2002                                                                  12,113,750
     2,018,000   Echostar Communications Corp. sr. disc. notes stepped-
                   coupon zero % (12 7/8s, 6/1/99), 2004 ++                                        1,826,290
     3,200,000   Esat Holdings Ltd. sr. notes stepped-coupon
                   zero % (12 1/2s, 2/01/02), 2007 (Ireland) ++                                    2,096,000
     4,830,000   Globalstar L.P. Capital 144A sr. notes 11 1/4s, 2004                              4,999,050
     6,350,000   Globalstar L.P. Capital 11 3/8s, 2004                                             6,604,000
     7,860,000   Iridium LLC/Capital Corp. 144A sr. notes
                   14s, 2005                                                                       8,488,800
     3,500,000   Iridium LLC/Capital Corp. 144A sr. notes 13s, 2005                                3,657,500
     8,485,000   Orion Network Systems sr. disc. notes stepped-
                   coupon zero % (12 1/2s, 1/15/02), 2007 ++                                       5,854,650
     2,945,000   Pratama Datakom Asia BV 144A company
                   guaranty 12 3/4s, 2005 (Indonesia)                                              2,819,838
                                                                                              --------------
                                                                                                  48,459,878

Semiconductors (0.2%)
------------------------------------------------------------------------------------------------------------
     2,895,000   Fairchild Semiconductor Corp. 144A sr. sub.
                   notes 11.74s, 2008                                                              2,923,950
     6,335,000   Fairchild Semiconductor Corp. sr. sub. notes
                   10 1/8s, 2007                                                                   6,794,288
                                                                                              --------------
                                                                                                   9,718,238

Shipping (0.1%)
------------------------------------------------------------------------------------------------------------
     5,159,000   Viking Star Shipping sr. secd. notes 9 5/8s, 2003                                 5,404,053

Steel (0.4%)
------------------------------------------------------------------------------------------------------------
     1,430,000   Altos Hornos De Mexico 144A bonds 11 7/8s,
                   2004 (Mexico)                                                                   1,590,875
     2,040,000   Armco, Inc. 144A sr. notes 9s, 2007                                               2,065,500
     6,190,000   Hylsa S.A. de C.V. 144A bonds 9 1/4s, 2007 (Mexico)                               6,329,275
     8,150,000   Ispat Mexicana, S.A. 144A bonds 10 3/8s,
                   2001 (Mexico)                                                                   8,689,938
                                                                                              --------------
                                                                                                  18,675,588

Supermarkets (0.1%)
------------------------------------------------------------------------------------------------------------
     2,852,254   Food 4 Less Supermarkets, Inc. sr. sub. deb.
                   13 5/8s, 2007 [2 DBL. DAGGERS]                                                  3,551,056
     3,485,000   Jitney-Jungle Stores 144A sr. sub. notes
                   10 3/8s, 2007                                                                   3,589,550
                                                                                              --------------
                                                                                                   7,140,606
Telecommunications (2.6%)
------------------------------------------------------------------------------------------------------------
     5,240,000   Advanced Radio Telecom Corp. sr. notes 14s, 2007                                  4,552,250
     2,800,000   American Communication Services, Inc. 144A sr. notes
                   13 3/4s, 2007                                                                   3,248,000
     5,230,000   American Communication Services, Inc. sr. disc. notes
                   stepped-coupon zero % (12 3/4s, 4/1/01),
                   2006 ++                                                                         3,661,000
    21,575,000   CellNet Data Systems, Inc. sr. disc. notes stepped-
                   coupon Ser. B, zero % (13s, 6/15/00), 2005 ++                                  15,318,250
     1,360,000   Consorcio Ecuatoriano 144A notes 14s,
                   2002 (Ecuador)                                                                  1,468,800
     7,580,000   Frontiervision Operating Partners L.P. sr. sub.
                   notes 11s, 2006                                                                 8,262,200
     5,395,000   GST Equipment Funding 144A sr. notes
                   13 1/4s, 2007                                                                   6,231,225
     5,431,000   GST Telecommunications,Inc. company guaranty
                   stepped-coupon zero % (13 7/8s,
                   12/15/00), 2005 ++                                                              4,100,405
     2,790,000   Hermes Europe Railtel 144a sr. notes 11 1/2s, 2007
                   (Netherlands)                                                                   3,020,175
     5,870,000   Hyperion Telecommunication Corp. sr. disc. notes
                   stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 ++                           4,116,338
    10,915,000   Hyperion Telecommunications, Inc. 144A sr. notes
                   12 1/4s, 2004                                                                  11,951,925
    11,410,000   ICG Holdings, Inc. sr. disc. notes stepped-coupon
                   zero % (13 1/2s, 9/15/00), 2005 ++                                              9,128,000
     2,900,000   Intelcom Group (USA), Inc. company guaranty
                   stepped-coupon zero % (12 1/2s, 5/1/01),
                    2006 ++                                                                        2,160,500
     3,250,000   Intermedia Communication, Inc. sr. disc. notes
                   stepped-coupon zero % (12 1/2s, 5/15/01), 2006 ++                               2,551,250
    10,275,000   Intermedia Communications, Inc. sr. disc. notes
                   stepped-coupon Ser. B, zero % (11 1/4s,
                   7/15/02), 2007 ++                                                               7,089,750
     5,150,000   ITC Deltacom, Inc. 144A sr. notes 11s, 2007                                       5,652,125
     2,250,000   Nextlink Communications, Inc. sr. notes
                   12 1/2s, 2006                                                                   2,587,500
     5,385,000   Nextlink Communications sr. notes 9 5/8s, 2007                                    5,573,475
     7,410,000   Omnipoint Corp. sr. notes 11 5/8s, 2006                                           7,632,300
     6,100,000   Omnipoint Corp. sr. notes Ser. A, 11 5/8s, 2006                                   6,283,000
    15,670,000   Winstar Communications, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (14s, 10/15/00), 2005 ++                                 10,969,000
     2,750,000   Winstar Equipment Corp. company guaranty
                   12 1/2s, 2004                                                                   2,915,000
                                                                                              --------------
                                                                                                 128,472,468
Telephone Services (1.1%)
------------------------------------------------------------------------------------------------------------
     2,765,000   Brooks Fiber Properties, Inc. 144A sr. notes
                   10s, 2007                                                                       3,131,363
       115,000   Brooks Fiber Properties, Inc. sr. disc. notes
                   stepped-coupon zero % (10 7/8s, 3/1/01),
                   2006 ++                                                                            92,000
     9,850,000   BTI Telecom Corp. 144A sr. notes 10 1/2s, 2007                                   10,194,862
     1,220,000   Celcaribe S.A. sr. notes stepped-coupon zero %
                   (13 1/2s, 3/15/98), 2004 ++                                                     1,232,200
     1,500,000   Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                   1,680,000
     3,325,000   Globo Communicacoes 144A company guaranty
                   10 1/2s, 2006 (Brazil)                                                          3,441,375
    11,495,000   McLeodUSA, Inc. sr. disc. notes stepped-coupon
                   zero % (10 1/2s, 3/1/02), 2007 ++                                               8,391,350
     7,100,000   NTL Inc. sr. notes Ser. B, 10s, 2007
                   (United Kingdom)                                                                7,419,500
    14,525,000   RSL Communications, Ltd. company guaranty
                   12 1/4s, 2006                                                                  15,541,750
     3,115,000   Viatel, Inc. sr. disc. notes stepped-coupon zero %
                   (15s, 1/15/00), 2005 ++                                                         2,289,525
                                                                                              --------------
                                                                                                  53,413,925

Telephone Utilities (--%)
------------------------------------------------------------------------------------------------------------
       900,000   Sprint Spectrum L.P. sr. notes 11s, 2006                                          1,008,000

Textiles (0.2%)
------------------------------------------------------------------------------------------------------------
     3,390,000   Polymer Group, Inc. 144A sr. sub. notes 9s, 2007                                  3,423,900
     1,150,000   Polysindo Inernational Eka company guaranty
                   13s, 2001 (Indonesia)                                                           1,286,563
     7,125,000   Polysindo International Finance company guaranty
                   11 3/8s, 2006 (Indonesia)                                                       7,739,531
                                                                                              --------------
                                                                                                  12,449,994

Transportation (0.2%)
------------------------------------------------------------------------------------------------------------
       955,000   Chemical Leaman Corp. 144A sr. notes
                   10 3/8s, 2005                                                                   1,000,363
     1,820,000   Coach USA, Inc. 144A company guaranty
                   9 3/8s, 2007                                                                    1,824,550
     6,775,000   Eletson Holdings, Inc. 1st pfd. mtge. notes
                   9 1/4s, 2003 (Greece)                                                           6,944,375
     3,290,000   Johnstown America Industries, Inc. 144A sr. sub. notes
                   11 3/4s, 2005                                                                   3,536,750
                                                                                              --------------
                                                                                                  13,306,038
                 Total Corporate Bonds and Notes
                   (cost $1,530,731,566)                                                      $1,613,548,585

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (32.5%) *
PRINCIPAL AMOUNT                                                                                       VALUE

U.S. Government Agency Mortgage Obligations (21.8%)
------------------------------------------------------------------------------------------------------------
   $ 6,639,912   Federal Home Loan Mortgage Association 7s,
                   February 15, 2027                                                          $    6,108,454
                 Federal Home Loan Mortgage Corp.
    80,856,775     8 1/2s, with due dates from April 1, 2026
                   to June 15, 2027                                                               84,495,348
    40,227,237     6 1/2s, with due dates from October 1, 2011
                   to July 1, 2012                                                                39,950,495
                 Federal National Mortgage Association
    82,266,394     7 1/2s, with due dates from January 1, 2027
                   to June 1, 2027                                                                83,628,756
    43,245,163     7s, with due dates from August 1, 2024
                   to April 15, 2027                                                              43,069,185
    99,102,742     6 1/2s, with due dates from April 1, 2024
                   to September 15, 2027                                                          96,501,364
                 Government National Mortgage Association
   130,172,368     8 1/2s, with due dates from January 15, 2026
                   to August 15, 2027                                                            136,192,936
    80,745,000     8 1/2s, TBA, October 16, 2027                                                  84,479,456
   110,491,722     8s, with due dates from January 15, 2026
                   to August 15, 2027                                                            114,220,921
   238,224,735     7 1/2s, with due dates from January 15, 2024
                   to August 15, 2027                                                            242,321,907
       349,381     7 1/2s, July 15, 2025                                                             355,383
   129,420,000     7 1/2s, TBA, October 16, 2027                                                 131,643,436
       261,593     7s, October 15, 2024                                                              261,593
    26,620,000     5 1/2s, TBA, October 16, 2027                                                  26,594,977
                                                                                              --------------
                                                                                               1,089,824,211

U.S. Treasury Obligations (10.7%)
------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Bonds
    66,270,000     8 1/8s, August 15, 2019                                                        78,830,153
    53,720,000     6 5/8s, February 15, 2027                                                      55,004,445
   116,445,000     6 1/2s, November 15, 2026 #                                                   117,154,150
                 U.S. Treasury Notes
   111,342,000     6 1/2s, October 15, 2006                                                      113,725,832
     7,485,000     6 1/2s, May 31, 2002                                                            7,627,664
     2,710,000     6 3/8s, April 30, 1999                                                          2,734,146
    28,850,000     6 1/4s, August 31, 2002                                                        29,111,381
    27,000,000     6 1/4s, June 30, 2002                                                          27,248,940
    15,785,000     6 1/4s, March 31, 1999                                                         15,895,969
     6,150,000     6 1/8s, August 15, 2007                                                         6,152,891
    77,440,000     6s, July 31, 2002                                                              77,440,000
     6,255,000     5 7/8s, July 31, 1999                                                           6,259,879
                                                                                              --------------
                                                                                                 537,185,450
                                                                                              --------------
                 Total U.S. Government and Agency
                   Obligations  (cost $1,598,953,669)                                         $1,627,009,661

FOREIGN GOVERNMENT BONDS AND NOTES (17.4%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
ARP  $37,912,000   Argentina (Republic of) bonds
                   9 3/4s, 2027                                                               $   38,177,384
AUD   42,905,000   Australia (Government of) bonds
                   Ser. 206, 10s, 2006                                                            39,028,602
CAD   39,595,000   Canada (Government of) bonds
                   WB60, 7 1/4s, 2007                                                             31,782,084
DKK  207,751,000   Denmark (Government of) bonds
                   7s, 2026                                                                       30,845,155
DEM  140,325,000   Germany (Federal Republic of) bonds
                   Ser. 97, 6 1/2s, 2027                                                          83,310,497
DEM   32,455,000   Germany (Federal Republic of) bonds,
                   Ser. 92, 8s, 2002                                                              20,862,612
DEM  258,630,000   Germany (Federal Republic of) bonds
                   Ser. 97, 6s, 2007                                                             152,005,706
FRF  887,125,000   France Treasury Bill notes 4.384s, 2002                                       150,128,847
FRF   34,170,000   Ivory Coast -- FLIRB collateralized
                   FRB 2s, 2049 ##                                                                 2,216,862
FRF   34,170,000   Ivory Coast -- PDI bonds FRB
                   1.9s, 2049 ##                                                                   2,505,704
NZD   33,055,000   New Zealand (Government of)
                   bonds 10s, 2002                                                                23,793,863
NZD   24,915,000   New Zealand (Government of)
                   bonds 8s, 2004                                                                 17,056,509
PEN   16,980,000   Peru (Government of) Ser. US, 4s, 2017                                         11,355,375
ZAR   29,392,000   South Africa (Republic of) bonds
                   Ser. 153, 13s, 2010                                                             5,928,934
TRL  357,964,000   Turkey Treasury Bill zero %, 1998                                               9,409,356
GBP   16,925,000   United Kingdom Treasury bonds
                   8s, 2021, 2021                                                                 32,126,195
GBP   58,515,000   United Kingdom Treasury bonds
                   7 1/2s, 2006                                                                  101,257,824
GBP   25,255,000   United Kingdom Treasury bonds 7s, 2002                                         41,687,074
USD   50,525,000   Bank of Economic Affairs of Russia
                   (Vnesheconombank)
                   non performing loan +                                                          52,356,531
USD   34,731,000   Bank of Foreign Economic Affairs of Russia
                   (Vnesheconombank) principal loan FRN
                   Libor plus 13/16s, 2020 +##+++                                                 25,874,595
                                                                                              --------------
                 Total Foreign Government Bonds and Notes
                   (cost $842,818,957)                                                        $  871,709,709

BRADY BONDS (8.6%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
  $ 65,229,120   Argentina (Republic of) deb. FRB 6.688s, 2005                                $   62,130,737
    74,989,538   Brazil (Government of) FRB 8s, 2006                                              63,741,108
    66,651,750   Brazil (Government of) Ser. EI-L, FRB
                   6.875s, 2006 +++                                                               62,486,016
    21,733,000   Bulgaria (Government of) deb. Ser. PDI, FRB
                   6.688s, 2011                                                                   17,495,065
    26,864,000   Philippines (Government of) Ser. B, FRB
                   6 1/4s, 2017                                                                   23,640,320
   130,851,000   United Mexican States Ser. B, 6 1/4s, 2019                                      108,442,766
     1,730,000   United Mexican States Ser. C, FRB 6.820s, 2019                                    1,654,313
    34,090,000   United Mexican States bonds Ser. D, FRB
                   6.813s, 2019                                                                   32,598,563
    60,000,000   Venezuela (Government of) deb.
                   Ser. B, 4.313s, 2007                                                           57,300,000
                                                                                              --------------
                 Total Brady Bonds  (cost $416,733,546)                                       $  429,488,888

PREFERRED STOCKS (3.0%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
        70,000   AmeriKing, Inc. $3.25 pfd. [2 DBL. DAGGERS]                                   $   1,977,500
       122,767   Cablevision Systems Corp. Ser. M, $11.125
                   dep. shs. pfd. [2 DBL. DAGGERS]                                                13,473,678
        62,000   California Federal Bancorp Inc. Ser. A, $2.281 pfd.                               1,619,750
        20,000   Capstar Broadcasting $12.00 pfd.                                                  2,220,000
       130,000   CGA Group Ltd. 144A Ser. A, 144A, 13.75% pfd. [2 DBL. DAGGERS]                    3,315,000
        99,570   Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                     5,190,086
        39,580   Citadel Broadcasting Inc. 144A $13.25                                             4,522,015
       109,800   Diva Systems Corp. Ser. C, $6.00 pfd.                                             1,262,700
         2,700   Echostar Communications Corp. 144A
                   12.125% pfd.                                                                    2,808,000
        29,489   El Paso Electric Co. $11.40 pfd [2 DBL. DAGGERS]                                  3,273,279
       172,935   Fitzgeralds Gaming Co. $3.75 pfd. +                                               3,804,570
         2,000   Fresenius Medical Care AG pfd.
                   Ser. D, $9.00 (Germany)                                                         2,075,000
        11,950   Grand Union Holdings 144A Ser. C, $12.00 pfd.
                   (acquired 11/5/93, cost $1,380,225)
                   (In Default) [DBL. DAGGER]+                                                           120
        10,580   Granite Broadcasting 144A $1.938 pfd. [2 DBL. DAGGERS]                           11,161,900
        11,242   ICG Holdings, Inc. $14.00 pfd. [2 DBL. DAGGERS]                                  12,815,880
         7,404   ICG Holdings, Inc. $14.25 pfd. (Canada)                                           8,514,600
         9,179   Intermedia Communication Ser. B, 13.50% pfd.                                     10,968,905
         5,500   IXC Communications, Inc. 144A $12.50 pfd. [2 DBL. DAGGERS]                        6,380,000
        16,000   Nextel Communications Inc. 144A 13.00% pfd. [2 DBL. DAGGERS]                     18,400,000
       181,802   Nextlink Communications, Inc. 144A $7.00 pfd.                                    11,635,328
         6,722   NTL Inc. 144A Ser. B, $13.00 pfd. [2 DBL. DAGGERS]                                7,663,080
         5,000   Pantry Pride Inc. Ser. B, $14.875 pfd.                                              505,000
        47,994   Public Service Co. of New Hampshire
                   $2.65 1st mtge. pfd.                                                            1,223,847
        50,080   SFX Broadcasting, Inc. Ser. E, $12.625 pfd. [2 DBL. DAGGERS]                      5,784,240
        16,500   Sinclair Capital $11.625 cum. pfd.                                                1,790,250
         6,680   Spanish Broadcasting Systems 144A 14.25% pfd. [2 DBL. DAGGERS]                    6,997,300
        32,000   Von Hoffman Corp. 144A $13.50 pfd.                                                  915,200
                                                                                              --------------
                 Total Preferred Stocks  (cost $137,863,351)                                  $  150,297,228

UNITS (1.4%) *
NUMBER OF UNITS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
         2,960   Australis Media, Ltd. units stepped-coupon zero %
                   (15 3/4s, 5/15/03), 2003 (Australia) ++                                    $    2,456,800
           877   Celcaribe S.A. 144A units stepped-coupon zero %
                   (13 1/2s, 3/15/98), 2004 ++                                                    17,540,000
        16,395   Colt Telecommunications Group PLC units stepped-
                   coupon zero % (12s, 12/15/01), 2006
                   (United Kingdom) ++                                                            12,296,250
         3,815   Conecel Holdings 144A units 14s, 2000                                             3,910,375
         1,480   DecisionOne Corp. units stepped-coupon zero %
                   (11 1/2s, 8/01/02), 2008 ++                                                       984,200
         4,650   Diva Systems Corp. 144A units stepped-coupon
                   zero % (13s, 5/15/01), 2006 ++                                                  4,074,563
        10,155   Econophone Inc. 144A units 13 1/2s, 2007                                         11,170,500
         2,460   GFSI, Inc 144A units stepped-coupon zero %
                   (11 3/8s, 9/15/2004), 2009 ++                                                   2,460,000
           660   Hedstrom Holdings, Inc. 144A units stepped-coupon
                   zero % (12s, 6/01/02), 2009 ++                                                    415,800
         1,550   Metronet Communications units sr. notes 12s, 2007                                 1,720,500
         1,390   MGC Communications, Inc. 144A units 13s, 2004                                     1,435,175
         3,980   Signature Brands USA Inc. units 13s, 2002                                         4,298,400
         2,635   Stone Container Corp. units sr. sub. 12 1/4s, 2002                                2,733,813
         6,355   Wireless One, Inc. units stepped-coupon zero %
                    (13 1/2s, 8/1/01), 2006 ++                                                     1,334,550
         3,945   XCL Ltd. units sr. sec. notes 13 1/2s, 2004                                       4,142,250
        11,700   XCL Ltd. units cum. pfd. 9.50 %                                                   1,053,000
                                                                                              --------------
                 Total Units  (cost $60,877,856)                                              $   72,026,176

COMMON STOCKS (1.1%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
       106,031   Advanced Radio Telecom Corp. +                                                $     974,163
         1,750   AmeriKing, Inc. +                                                                    87,500
           946   Anvil Holdings, Class B +                                                            23,650
       198,372   Celcaribe S.A. 144A +                                                             1,265,613
       172,600   CellNet Data Systems, Inc. +                                                      2,168,288
       252,474   Chesapeake Energy Corp.                                                           2,871,892
        82,812   Computervision Corp. +                                                              305,369
        45,000   Exide Corp.                                                                       1,020,938
         3,026   Finlay Enterprises, Inc. +                                                           58,251
        32,500   French Fragrances Inc. +                                                            379,844
       539,505   Grand Union Co. (acquired various dates
                   from 6/14/93 to 3/14/95, cost $24,484,117) [DBL. DAGGER]+[SECTION MARK]           944,134
         7,541   IFINT Diversified Holdings 144A +                                                    75,410
        49,679   Lady Luck Gaming Corp. (acquired 10/1/93,
                   cost $40,922) [DBL. DAGGER]+                                                       65,204
       480,000   NEXTEL Communications, Inc. Class A +                                            13,860,000
        69,400   NEXTEL Communications, Inc. 144A (acquired
                   9/12/97, cost $1,119,866) [DBL. DAGGER]                                         1,903,729
         1,184   PMI Holdings Corp. 144A +                                                           378,880
         1,942   Premium Holdings (L.P.) 144A +                                                        7,768
       979,968   PSF Holdings LLC Class A [SECTION MARK]+                                         29,399,040
        66,840   Terex Corp. Rights expiration date 5/15/02 +                                      1,336,800
                                                                                              --------------
                 Total Common Stocks  (cost $74,527,831)                                      $   57,126,473

ASSET-BACKED SECURITIES (0.8%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
   $12,195,000   Chemical Master Credit Card Trust Ser. 95-2,
                   Class A, 6.23s, 2003                                                       $   12,202,561
    29,845,000   Sears Credit Account Master Trust Ser. 95-5,
                   Class A, 6.05s, 2004                                                           29,387,775
                                                                                              --------------
                 Total Asset-Backed Securities  (cost $42,310,278)                            $   41,590,336

CONVERTIBLE BONDS AND NOTES (0.8%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
  $ 15,045,000   APP Global Finance (V) Ltd. 144A cv. sec. 2s, 2000
                   (United Kingdom)                                                           $   16,286,213
     4,200,000   Corporate Express, Inc. cv. notes 4 1/2s, 2000                                    4,021,500
     2,782,000   GST Telecommunications, Inc. cv. sr. disc. notes
                   stepped-coupon zero % (13 7/8s, 12/15/00),
                    2005 ++                                                                        2,837,640
     2,310,000   Integrated Device Technology, Inc. cv. sub. notes
                   5 1/2s, 2002                                                                    1,983,713
     1,500,000   National Semiconductor Corp. 144A cv. deb.
                   6 1/2s, 2002                                                                    1,721,250
     9,500,000   Pricellular Wireless Corp. 144A cv. sub. notes
                   stepped-coupon zero % (10 3/4s, 8/15/00)
                   2004++                                                                          8,146,250
     7,835,000   Winstar Communications. Inc. 144A cv. sr. disc.
                   notes stepped-coupon zero % (14s, 10/15/00),
                   2005 ++                                                                         5,935,013
                                                                                              --------------
                 Total Convertible Bonds and Notes
                   (cost $33,286,127)                                                         $   40,931,579

PURCHASED OPTIONS OUTSTANDING (0.5%) *                                    EXPIRATION DATE/
PRINCIPAL AMOUNT                                                          STRIKE PRICE                 VALUE
------------------------------------------------------------------------------------------------------------
DEM  42,695,000    U.S. Dollars in exchange for                           Nov. 97/1.78
                   Deutschemarks (Put)                                    DEM                  $     375,716
JPY   25,600,000   Japanese Government Bonds                              Nov. 97/118.0
                   Futures Contracts (call)                               JPY                     22,580,737
USD  298,800,000   U.S. Treasury Bonds Futures
                   Contract (call)                                        Nov. 97/$117.0           2,147,625
                                                                                              --------------
                 Total Purchased Options Outstanding
                   (cost $25,670,933)                                                         $   25,104,078

COLLATERALIZED MORTGAGE OBLIGATIONS (0.5%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
   $ 4,214,255   Citicorp Mortgage Securities, Inc. Ser. 92-14,
                   Class M, 7 1/2s, 2022                                                      $    4,219,523
     8,695,000   Government National Mortgage Association
                   Ser. 97-1, Class C, 7.5s, 2027                                                  8,901,506
    11,622,425   Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                              11,560,710
                                                                                              --------------
                 Total Collateralized Mortgage Obligations
                   (cost $24,304,972)                                                         $   24,681,739

WARRANTS (0.2%) * +
NUMBER OF WARRANTS                                                          EXPIRATION DATE            VALUE
------------------------------------------------------------------------------------------------------------
       185,000   Becker Gaming Corp. 144A                                      11/15/00       $        1,850
        44,363   Capital Gaming International, Inc.                            2/1/99                  1,775
       130,000   CGA Group Ltd. 144A                                           1/1/04                  1,300
        12,400   Comunicacion Cellular 144A (Colombia)                         11/15/20              688,200
         9,350   County Seat Holdings, Inc.                                    10/15/98                  187
         3,200   Esat Holdings, Inc. (Ireland)                                 2/1/07                 88,000
         6,850   Fitzgerald Gaming Co. 144A                                    3/15/99                   685
         4,885   Foamex (L.P.) Capital Corp. 144A                              7/1/99                 29,310
         5,350   Globalstar Telecom 144A                                       2/15/04               642,000
         4,705   Grand Union Co. ( acquired various dates
                   from 6/16/93 to 10/4/94, cost $471) [DBL. DAGGER]           6/16/00                    47
         2,352   Grand Union Co. (acquired various dates
                   from 6/16/93 to 10/4/94, cost $941) [DBL. DAGGER]           6/16/00                    24
         6,240   Heartland Wireless Communications Inc. 144A                   4/15/00                    62
        11,465   Hyperion Telecommunications 144A                              4/15/01               458,600
        65,538   Intelcom Group                                                10/15/05              950,301
         6,030   Interact Systems Inc.                                         8/1/03                  1,508
         8,050   Intermedia Communications                                     6/1/00                553,438
         2,780   International Wireless Communications
                   Holdings 144A                                               8/15/01               236,300
         6,500   Iridium World Com 144A                                        7/15/05               975,000
         8,025   Louisiana Casino Cruises, Inc. 144A                           12/1/98               401,250
        14,715   McCaw International Ltd.                                      4/15/07                 4,415
        21,500   NEXTEL Communications Inc. Ser. 99-A                          1/1/99                    215
        10,030   NEXTEL Communications Inc. Ser. 98-A                          1/1/99                    100
       137,445   Nextlink Communications, Inc. 144A                            2/1/09                  1,374
         8,485   Orion Network Systems                                         1/15/07               127,275
        13,800   Pagemart, Inc. 144A                                           12/31/03              103,500
        17,500   Petracom Holdings, Inc.                                       9/30/99               124,688
        28,800   Powertel, Inc.                                                2/1/06                207,360
        37,527   President Riverboat Casinos, Inc.                             9/30/99                18,764
         7,800   RSL Communications Ltd.                                       11/15/06              468,000
         3,450   Spanish Broadcasting Systems 144A                             6/30/99               655,500
         2,160   Sterling Chemicals Holdings                                   8/15/08                82,080

WARRANTS
NUMBER OF WARRANTS                                                         EXPIRATION DATE             VALUE
------------------------------------------------------------------------------------------------------------
        54,910   UCC Investor Holding, Inc. (acquired
                   various dates from 3/16/94 to
                   5/2/95, cost $713,986) [DBL. DAGGER]                        10/31/99        $     686,375
         2,105   Urohealth Systems Inc.                                        4/1/04                 10,525
         6,375   Wireless One, Inc.                                            10/19/00                  638
         1,001   Wright Medical Technology, Inc. 144A                          6/30/03               100,058
                                                                                              --------------
                 Total Warrants  (cost $7,246,096)                                            $    7,620,704

CONVERTIBLE PREFERRED STOCKS (0.1%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
       $31,300   Granite Broadcasting $1.938 cv. pfd.                                         $    1,815,400
        11,498   XCL Ltd 144A $8.075 cv. pfd.                                                      1,034,820
                                                                                              --------------
                 Total Convertible Preferred Stocks
                   (cost $2,893,737)                                                          $    2,850,220

SHORT-TERM INVESTMENTS (0.5%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
   $50,000,000   Federal National Mortgage Association effective
                   yield of 5.43%, December 22, 1997                                          $   49,381,583
    50,000,000   Ford Motor Credit Co. effective yield of 5.50%,
                   October 6, 1997                                                                49,961,810
    25,000,000   Metlife Funding effective yield of 5.51%,
                   October 27, 1997                                                               24,900,514
    25,000,000   Wells Fargo Bank effective yield of 5.53%,
                   October 8, 1997                                                                24,973,118
    27,311,000   Interest in $565,867,000 joint repurchase
                   agreement dated September 30, 1997
                   with UBS Securities due October 1, 1997
                   with respect to various U.S. Treasury
                   obligations -- maturity value of $27,315,590
                   for an effective yield of 6.05%                                                27,315,590
                                                                                              --------------
                 Total Short-Term Investments (cost $176,532,615)                             $  176,532,615
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $4,974,751,534) ***                                  $5,140,517,991
------------------------------------------------------------------------------------------------------------
              * Percentages indicated are based on net assets of $5,004,495,557.
            *** The aggregate identified cost on a tax basis is $4,990,031,729, resulting in gross unrealized appreciation and depreciation of
                $202,192,435 and $51,706,173, respectively, or net unrealized appreciation of $150,486,262.
              + Non-income-producing security.
             ++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.
            +++ A portion of the income will be received in additional securities.
   [DBL DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 1997 was $3,599,633 or 0.1% of net assets.
[2 DBL DAGGERS] Income may be received in cash or additional securities at the discretion of the issuer.
              # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at
                September 30, 1997.
             ## When-issued securities (Note 1).
  [SECTIONMARK] Affiliated companies (Note 5)
                144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
                TBA after the name of a security represents to be announced securities (Note 1).
                The rate shown on Floating Rate Bonds and Floating Rate Notes are the current interest rates shown at September 30, 1997, which are subject to change based on the terms of the security.
                Diversification by Country
                Distribution of investments by country of issue at September 30,
                1997: (as percentage of Market Value)
                    Argentina          2.0%
                    Australia          1.2
                    Brazil             2.6
                    Canada             1.3
                    France             3.0
                    Germany            5.0
                    Mexico             4.1
                    United Kingdom     4.4
                    United States     69.1
                    Venezuala          1.1
                    Other              6.2
                                      ----
                    Total            100.0%
                                     =====




----------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at September 30, 1997
(aggregate face value $958,970,553)
                                                                             Unrealized
                                             Aggregate Face    Delivery     Appreciation/
                                Market Value          Value      Date      (Depreciation)
----------------------------------------------------------------------------------------
Australian Dollars              $ 11,229,452   $ 11,604,224    12/17/97     $   (374,772)
Canadian Dollars                  11,539,457     11,447,760    12/17/97           91,697
Deutschemarks                    172,075,740    168,093,858    12/17/97        3,981,882
Indonesian Rupiah                 33,872,607     37,293,008     2/23/98       (3,420,401)
Italian Lira                     225,894,683    221,002,436    12/17/97        4,892,247
Japanese Yen                     332,758,298    332,711,442    12/17/97           46,856
Philippines Peso                   6,268,491      6,553,000     3/25/97         (284,509)
Polish Zloty                      12,570,223     13,120,733      6/5/98         (550,510)
Spanish Peseta                    43,951,453     43,035,052    12/17/97          916,401
Swedish Krona                     47,274,271     46,301,977    12/17/97          972,294
Swiss Francs                      53,892,830     52,503,492    12/17/97        1,389,338
Venezuelan Bolivar                15,376,065     15,303,571      6/5/98           72,495
----------------------------------------------------------------------------------------
                                                                            $  7,733,018
----------------------------------------------------------------------------------------




Forward Currency Contracts to Sell at September 30, 1997
(aggregate face value $1,269,219,433)
                                                                             Unrealized
                                    Market   Aggregate Face    Delivery     Appreciation/
                                     Value            Value      Date      (Depreciation)
----------------------------------------------------------------------------------------
Australian Dollars               $46,476,687    $46,244,166    12/17/97     $   (232,521)
British Pounds                    73,048,692     72,475,404    12/17/97         (573,288)
Danish Krone                       5,843,194      5,684,797    12/17/97         (158,397)
Deutschemarks                      2,311,160      2,399,761      6/5/98           88,601
Deutschemarks                    544,164,557    529,950,728    12/17/97      (14,213,829)
French Francs                    156,505,270    155,070,093    12/17/97       (1,435,177)
Italian Lira                     100,903,372     98,673,771    12/17/97       (2,229,601)
Japanese Yen                     215,656,360    214,737,020    12/17/97         (919,340)
New Zealand Dollars               58,284,470     57,599,710    12/17/97         (684,760)
South African Rand                 3,140,734      3,049,161    12/17/97          (91,573)
Swedish Krona                      5,476,910      5,326,998    12/17/97         (149,912)
Swiss Francs                      79,780,094     78,007,824    12/17/97       (1,772,270)
----------------------------------------------------------------------------------------
                                                                            $(22,372,067)
----------------------------------------------------------------------------------------




Futures Contracts Outstanding at September 30, 1997
                                                                             Unrealized
                                                 Aggregate    Expiration    Appreciation/
                                Market Value     Face Value      Date      (Depreciation)
----------------------------------------------------------------------------------------
90 Day Gbp Libor Future
Mar 98 (Long)                   $ 55,896,644   $ 55,955,488     Mar. 98       $  (58,844)
----------------------------------------------------------------------------------------
Dec 97 10yr T-note
Future (Long)                    159,461,000    156,791,250     Dec. 97        2,669,750
----------------------------------------------------------------------------------------
90 Day Gbp Libor Future
Mar 99 (Short)                    56,228,895     56,090,324     Mar. 99         (138,571)
----------------------------------------------------------------------------------------
Dec 97 20yr T-bond Future
Dec 97 (Short)                   121,967,563    122,298,188     Dec. 97          330,625
----------------------------------------------------------------------------------------
                                                                              $2,802,960
----------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------
TBA Commitments Outstanding at September 30, 1997
(proceeds receivable $167,252,499)
----------------------------------------------------------------------------------------
                               Principal     Settlement        Market
                                Amount          Date            Value
----------------------------------------------------------------------------------------
FHLMC, 8.5s, October, 1999   $80,856,000      10/14/97     $  84,494,520
FNMA, 7.5s, October 1999      82,266,000      10/14/97        83,628,325
----------------------------------------------------------------------------------------
                                                            $168,122,845
----------------------------------------------------------------------------------------




Written Options Outstanding at September 30, 1997
(premium received $531,553)

Contract                                             Expiration Date/          Market
Amount                                               Strike Price               Value
----------------------------------------------------------------------------------------
$42,695,000      U.S. Dollars in exchange for        Nov. 97/1.73 DEM         $350,099
                 Deutschemarks (call)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $4,974,751,534) (Note 1)                                            $5,140,517,991
---------------------------------------------------------------------------------------------------
Cash                                                                                     13,627,806
---------------------------------------------------------------------------------------------------
Foreign currency (cost $38,933)                                                              38,933
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                76,328,648
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   47,124,961
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                          397,728,834
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                             146,941
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                           13,302,840
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                          4,389,962
---------------------------------------------------------------------------------------------------
Total assets                                                                          5,693,206,916

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                        471,413,696
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                7,562,608
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              6,460,956
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  886,079
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               67,034
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  9,344
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    3,694,564
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                              27,941,889
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                             1,756,204
---------------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received $531,553) (Note 3)                 350,099
---------------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $167,252,499)                      168,122,845
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      446,041
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       688,711,359
---------------------------------------------------------------------------------------------------
Net assets                                                                           $5,004,495,557

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $4,853,625,981
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                               (50,209,102)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                                   47,392,102
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities
in foreign currencies                                                                   153,686,576
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding            $5,004,495,557

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,104,971,242 divided by 165,760,943 shares)                                               $12.70
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $12.70)*                                      $13.33
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($2,366,410,223 divided by 187,124,497 shares)**                                             $12.65
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($513,351,279 divided by 40,527,650 shares)                                                  $12.67
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.67)*                                      $13.10
---------------------------------------------------------------------------------------------------
Net asset value offering and redemption  price per class Y share
($19,762,813 divided by 1,556,115 shares)                                                    $12.70
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Interest (net of foreign tax of $731,861)                                             $347,435,070
--------------------------------------------------------------------------------------------------
Dividends                                                                                8,781,749
--------------------------------------------------------------------------------------------------
Total investment income                                                                356,216,819
--------------------------------------------------------------------------------------------------

Expenses:
Compensation of Manager (Note 2)                                                        23,670,223
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           7,401,942
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                         133,048
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            37,743
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    4,929,130
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   22,523,015
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                      735,698
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    194,979
--------------------------------------------------------------------------------------------------
Registration fees                                                                          226,106
--------------------------------------------------------------------------------------------------
Auditing                                                                                   117,355
--------------------------------------------------------------------------------------------------
Legal                                                                                      156,265
--------------------------------------------------------------------------------------------------
Postage                                                                                    110,132
--------------------------------------------------------------------------------------------------
Other                                                                                      315,197
--------------------------------------------------------------------------------------------------
Total expenses                                                                          60,550,833
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (1,495,891)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            59,054,942
--------------------------------------------------------------------------------------------------
Net investment income                                                                  297,161,877
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        31,432,153
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Notes 1)                                        (2,234,594)
--------------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                     2,055,069
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                             (1,694,129)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the year                                                             (13,461,616)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures,
written options, and TBA sale commitments during the year                              130,695,614
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                146,792,497
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $443,954,374
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                        Year ended September 30
                                                                                 ----------------------------------
                                                                                           1997              1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $  297,161,877     $  256,333,634
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currencey transactions                                                                   29,558,499         80,508,572
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liablilities in foreign currencies                                                  117,233,998         10,516,542
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    443,954,374        347,358,748
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income
  Class A                                                                              (138,128,131)      (124,374,433)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                                              (141,702,029)      (130,679,613)
----------------------------------------------------------------------------------------------------------------------
  Class M                                                                                (9,536,880)        (2,135,027)
----------------------------------------------------------------------------------------------------------------------
  Class Y                                                                                  (768,670)           (57,653)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       820,638,498        532,684,820
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            974,457,162        622,796,842

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                     4,030,038,395      3,407,241,553
----------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
and undistributed net investment income of
$50,209,102 and $6,926,338, respectively)                                            $5,004,495,557     $4,030,038,395
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                              Year ended September 30
-------------------------------------------------------------------------------------------------------------------------
                                          1997             1996             1995             1994             1993
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $12.29           $11.99           $11.64           $12.82           $12.66
-------------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------------
Net investment income                      .89(c)           .89              .95              .78              .96
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .39              .30              .36             (.88)             .56
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                     1.28             1.19             1.31             (.10)            1.52
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net
investment income                         (.87)            (.89)            (.80)            (.71)            (.94)
-------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                           --               --               --             (.12)              --
-------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              --               --               --               --             (.42)
-------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                         --               --               --             (.08)              --
-------------------------------------------------------------------------------------------------------------------------
From return of capital                      --               --             (.16)            (.17)              --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                       (.87)            (.89)            (.96)           (1.08)           (1.36)
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $12.70           $12.29           $11.99           $11.64           $12.82
-------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                10.86            10.35            11.89             (.93)           12.85
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $2,104,971       $1,845,901       $1,597,034       $1,539,076         $874,937
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                  .99             1.02             1.01             1.01             1.21
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 7.17             7.32             8.22             7.96             6.80
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  250.93           304.39           235.88           201.53           243.73
-------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
--------------------------------------------------------------------------------------------------------------------------

                                                                                                         For the period
Per-share                                                                                                March 1, 1993+
operating performance                                      Year Ended September 30                         to Sept. 30
--------------------------------------------------------------------------------------------------------------------------
                                           1997             1996             1995             1994             1993
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $12.24           $11.95           $11.61           $12.79           $12.51
--------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                       .79 (c)          .80              .88              .72              .49
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  .40              .29              .33             (.91)             .39
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                      1.19             1.09             1.21             (.19)             .88
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net
investment income                          (.78)            (.80)            (.72)            (.65)            (.46)
--------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                            --               --               --             (.10)              --
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               --               --               --               --             (.14)
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                          --               --               --             (.08)              --
--------------------------------------------------------------------------------------------------------------------------
From return of capital                       --               --             (.15)            (.16)              --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                        (.78)            (.80)            (.87)            (.99)            (.60)
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $12.65           $12.24           $11.95           $11.61           $12.79
--------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                 10.08             9.47            11.01            (1.62)            7.21*
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $2,366,410       $2,135,148       $1,795,456       $1,644,860         $504,417
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                  1.74             1.77             1.76             1.76             1.91*
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  6.42             6.57             7.46             8.05             5.80*
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   250.93           304.39           235.88           201.53           243.73
--------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Financial highlights
(For a share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------------
                                                                                                 For the period
Per-share                                                                                         Dec. 1, 1994+
operating performance                                                Year Ended September 30       to Sep. 30
-------------------------------------------------------------------------------------------------------------------
                                                                      1997             1996             1995
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $12.27           $11.97           $11.34
-------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .82 (c)          .86              .78
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .43              .31              .63
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 1.25             1.17             1.41
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.85)            (.87)            (.65)
-------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                       --               --               --
-------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --               --               --
-------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                     --               --               --
-------------------------------------------------------------------------------------------------------------------
From return of capital                                                  --               --             (.13)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.85)            (.87)            (.78)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $12.67           $12.27           $11.97
-------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            10.59            10.12            12.90*
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $513,351          $46,327          $14,751
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.24             1.28             1.07*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             6.88             7.09             6.30*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              250.93           304.39           235.88
-------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Financial highlights
(For a share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------------------------

                                                                                          For the period
Per-share                                                                Year ended       July 1, 1996+
operating performance                                                      Sept. 30        to Sept. 30
----------------------------------------------------------------------------------------------------------
                                                                              1997             1996
----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                         $12.29           $12.07
----------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------
Net investment income                                                          .93(c)           .24
----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                     .38              .20
----------------------------------------------------------------------------------------------------------
Total from
investment operations                                                         1.31              .44
----------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------
From net
investment income                                                             (.90)            (.22)
----------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                               --               --
----------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                  --               --
----------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                             --               --
----------------------------------------------------------------------------------------------------------
From return of capital                                                          --               --
----------------------------------------------------------------------------------------------------------
Total distributions                                                           (.90)            (.22)
----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                               $12.70           $12.29
----------------------------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                    11.14             3.70*
----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                             $19,763           $2,662
----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                      .74              .19*
----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                     7.29             1.95*
----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      250.93           304.39
----------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
September 30, 1997

Note 1
Significant accounting policies

Putnam Diversified Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with preservation of capital by allocating its investments among the U.S. taxable investment grade sector (formerly the U.S. government sector), high yield sector and international sector of the fixed-income securities market.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A shares, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $250 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Market quotations are not considered to be readily available for long term corporate bonds and notes; such investments are stated at fair market value on the basis of valuations furnished by a pricing service, approved by the Trustees, or dealers, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments including restricted securities are stated at fair market value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on stepped-coupon bonds, original issue discount, zero coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity method. Any premium resulting from the purchase of a stepped coupon security is amortized on a yield-to-maturity basis.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended September 30, 1997, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

L) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transaction, realized and unrealized gains and losses on forward foreign currency contracts, currency gains and losses on foreign bonds, post-October foreign currency loss deferral, market discount, interest on payment-in-kind securities, paydowns gains and losses on mortgage-backed securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1997, the fund reclassified $64,161,607 to decrease accumulated net investment income and $1,814,908 to increase paid-in-capital, with a decrease to accumulated net realized loss on investments of $62,346,699. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee,
administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter. Prior to January 20, 1997, any amount over $1.5 billion was based on 0.50%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1997, fund expenses were reduced by $1,495,891 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $3,868 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00%, and 0.50% of the average net assets attributable to class A, class B, and class M shares respectively.

For the year ended September 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $934,691 and $1,094,426 from the sale of class A and class M shares, respectively and received $4,597,547 in contingent deferred sales charges from redemptions of class B and M shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received $40,764 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended September 30, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $7,243,120,148 and $6,689,806,721, respectively. Purchases and sales of U.S. government obligations aggregated $4,108,961,191 and $3,921,158,206, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the period are summarized as follows:

                                   Contract         Premiums
                                    Amounts         Received
------------------------------------------------------------
Written
options
outstanding
at beginning
of year                                 $--              $--
------------------------------------------------------------
Options
opened                       39,414,904,600        3,272,617
------------------------------------------------------------
Options
expired                        (101,760,000)        (806,448)
------------------------------------------------------------
Options
closed                      (39,270,449,600)      (1,934,616)
------------------------------------------------------------
Written
options
outstanding
at end of
year                            $42,695,000         $531,553
------------------------------------------------------------

Note 4
Capital shares

At September 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Year ended
                                        September 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      50,428,499     $623,873,227
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     7,448,328       91,808,396
------------------------------------------------------------
                                 57,876,827      715,681,623

Shares
repurchased                     (42,338,783)    (523,016,705)
------------------------------------------------------------
Net increase                     15,538,044     $192,664,918
------------------------------------------------------------

                                             Year ended
                                        September 30, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      44,142,460     $538,311,863
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     6,502,010       75,921,259
------------------------------------------------------------
                                 50,644,470      614,233,122

Shares
repurchased                     (33,624,593)    (407,240,413)
------------------------------------------------------------
Net increase                     17,019,877     $206,992,709
------------------------------------------------------------

                                            Year ended
                                        September 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      48,992,431     $603,519,098
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     7,385,800       90,713,708
------------------------------------------------------------
                                 56,378,231      694,232,806

Shares
repurchased                     (43,686,864)    (538,188,308)
------------------------------------------------------------
Net increase                     12,691,367     $156,044,498
------------------------------------------------------------

                                             Year ended
                                        September 30, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      53,705,203     $649,134,362
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     6,652,677       80,011,461
------------------------------------------------------------
                                 60,357,880      729,145,823

Shares
repurchased                     (36,206,473)    (436,896,456)
------------------------------------------------------------
Net increase                     24,151,407     $292,249,367
------------------------------------------------------------

                                             Year ended
                                        September 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                      38,634,020     $478,951,730
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       272,797        3,355,307
------------------------------------------------------------
                                 38,906,817      482,307,037

Shares
repurchased                      (2,156,006)     (26,629,199)
------------------------------------------------------------
Net increase                     36,750,811     $455,677,838
------------------------------------------------------------

                                            Year ended
                                        September 30, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       3,334,247      $40,396,232
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       136,559        1,643,817
------------------------------------------------------------
                                  3,470,806       42,040,049

Shares
repurchased                        (925,979)     (11,197,879)
------------------------------------------------------------
Net increase                      2,544,827      $30,842,170
------------------------------------------------------------

                                           Year ended
                                       September 30, 1997
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,357,348      $16,476,493
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        62,495          768,670
------------------------------------------------------------
                                  1,419,843       17,245,163

Shares
repurchased                         (80,288)        (993,919)
------------------------------------------------------------
Net increase                      1,339,555      $16,251,244
------------------------------------------------------------

                                 For the period July 1, 1996
                                 (commencement of operations)
                                      to September 30, 1996
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                         381,251       $4,602,196
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         4,801           57,653
------------------------------------------------------------
                                    386,052        4,659,849

Shares
repurchased                        (169,492)      (2,059,275)
------------------------------------------------------------
Net increase                        216,560       $2,600,574
------------------------------------------------------------


Note 5
Transactions with Affiliated Companies

Transactions during the year with companies in which the fund owns at least 5% of the voting securities were as follows:

                    Purchase   Sales   Dividend     Market
Affiliates              cost    cost     Income      Value
------------------------------------------------------------
Name of affiliate
------------------------------------------------------------
Grand Union             $--      --          --  $   944,134
PSF Holdings L.L.C.
Class A                  --      --          --   29,399,040
------------------------------------------------------------
  Totals                $--      --          --  $30,343,174
------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $19,868,894 as capital gain for its taxable year ended September 30, 1997.

The fund has designated 2.56% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Kenneth J. Taubes
Vice President and Fund Manager

Robert M. Paine
Vice President and Fund Manager

Michael Martino
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Gail S. Attridge
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

075-36849 075/387/803/2BC   11/97